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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 1996



                         BOCA RATON CAPITAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




         FLORIDA                     0-16631              59-2763089
(STATE OR OTHER JURISDICTION    (COMMISSION FILE        (IRS EMPLOYER
     OF INCORPORATION)              NUMBER)          IDENTIFICATION NO.)


6515 VIA ROSA, BOCA RATON, FLORIDA                  33233
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES            ZIP CODE


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (407) 750-2252




          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2.   Acquisition or Disposition of Assets

          On May 15, 1996, Boca Raton Capital Corporation sold 375,000 shares of common stock of RailAmerica, Inc., a Delaware Corporation ("RailAmerica"), which constituted all of its remaining equity interest in RailAmerica, in a privately negotiated transaction with First London Securities Corporation for approximately $3.42 per share (aggregate of approximately $1,285,625 gross proceeds).


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               None.

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                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BOCA RATON CAPITAL CORPORATION

                                          /s/ Alan L. Jacobs
                                          _______________________________
Dated:  May 28, 1996                      Alan L. Jacobs
                                          President and Chief Executive Officer

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                              EXHIBIT INDEX

Exhibit No.            Description              Sequentially Numbered Page


                                    5